================================================================================






                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               SEPTEMBER 19, 2002




                                 TRANSPRO, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                     1-13894                   34-1807383
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)           Identification No.)


                  100 Gando Drive, New Haven, Connecticut 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)






================================================================================

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits - The following exhibit is filed as part of this report:

99.1  Slides used in RedChip Partners Investor Conference presentation.


Item 9.  REGULATION FD DISCLOSURE

         On September 19, 2002, Transpro, Inc. (the "Company") made a presentation at the RedChip Partners Investor Conference in New York City. A copy of the slides used in the presentation is attached hereto as exhibit 99.1.


The information in this report (including the Exhibit) is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities set forth in that section.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               TRANSPRO, INC.


Date:  September 19, 2002             By:  /s/ Richard A. Wisot
                                           -------------------------------------
                                           Richard A. Wisot
                                           Vice President, Treasurer, Secretary,
                                           and Chief Financial Officer